UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2016

SENIOR HOUSING PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-15319	04-3445278
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-796-8350

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 18, 2016, Senior Housing Properties Trust, or the Company, completed the offering of $250,000,000 aggregate principal amount of its 6.25% Senior Notes due 2046, or the Notes, in an underwritten public offering. The Notes were issued under a first supplemental indenture dated as of February 18, 2016, or the Supplemental Indenture, to an indenture dated as of February 18, 2016, or the Base Indenture, and, together with the Supplemental Indenture, the Indenture, between the Company and U.S. Bank National Association. The Company has granted the underwriters an option to purchase up to an additional $37,500,000 aggregate principal amount of the Notes. The Notes are senior unsecured obligations of the Company. The Notes contain certain restrictive financial and operating covenants, including covenants that restrict the Company’s ability to incur debts, including debts secured by mortgages on the Company’s properties, in excess of calculated amounts, and require the Company to maintain various financial ratios.

The Notes require interest to be paid at a rate of 6.25% per annum, quarterly in arrears, on March 1, June 1, September 1 and December 1 of each year. Interest will accrue on the Notes from February 18, 2016, and the first interest payment date will be June 1, 2016. The Notes will mature on February 1, 2046, unless previously redeemed. The Company may redeem some or all of the Notes at any time and from time to time after February 18, 2021 at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest, if any, to, but not including, the redemption date.

The foregoing description of the Indenture, including the description of covenants contained therein, is not complete and is subject to and qualified in its entirety by reference to the Base Indenture and the Supplemental Indenture, which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS WHICH CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR FOR VARIOUS REASONS, INCLUDING SOME REASONS WHICH ARE BEYOND THE COMPANY’S CONTROL. FOR EXAMPLE, THIS REPORT STATES THAT THE UNDERWRITERS HAVE BEEN GRANTED AN OPTION TO PURCHASE UP TO AN ADDITIONAL $37,500,000 PRINCIPAL AMOUNT OF THE NOTES. AN IMPLICATION OF THIS STATEMENT MAY BE THAT THIS OPTION MAY BE EXERCISED IN WHOLE OR IN PART. IN FACT, THE COMPANY DOES NOT KNOW WHETHER THE UNDERWRITERS WILL EXERCISE THIS OPTION, OR ANY PART OF IT.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON THE COMPANY’S FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, THE COMPANY DOES NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

Item 9.01.             Financial Statements and Exhibits.

(d)           Exhibits.

4.1	Indenture, dated as of February 18, 2016, between Senior Housing Properties Trust and U.S. Bank National Association. (Filed herewith.)

4.2

First Supplemental Indenture, dated as of February 18, 2016, between Senior Housing Properties Trust and U.S. Bank National Association, relating to the 6.25% Senior Notes due 2046, including form thereof. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENIOR HOUSING PROPERTIES TRUST

By:	/s/ Richard W. Siedel, Jr.
Richard W. Siedel, Jr.
Treasurer and Chief Financial Officer

Date: February 18, 2016